Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
I, Phillip B. Berry, as Senior Vice President and Chief Financial Officer of Enovis Corporation (the “Company”), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

1.the quarterly report on Form 10-Q of the Company for the period ended June 28, 2024 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 7, 2024

/s/ Phillip B. Berry
Phillip B. Berry Senior Vice President and Chief Financial Officer (Principal Financial Officer)